UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc.
1010 De La Gauchetière Street West, Suite 400
Montreal, Quebec, Canada H3B 2N2
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	RFP	New York Stock Exchange
Indicate by check Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On February 14, 2023, Resolute Forest Products Inc. (“the Company”) delivered a Conditional Notice of Full Redemption (the “Redemption Notice”) to holders of the Company’s outstanding 4.875% Senior Notes due 2026 (the “Notes”). The Redemption Notice was issued pursuant to the terms of the Indenture, dated as of February 2, 2021, as amended and supplemented through the date hereof (the “Indenture”), between the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Redemption Notice provides for the full redemption by the Company of $300 million principal amount of the Notes on March 1, 2023 (the “Redemption Date”) at a redemption price (the “Redemption Price”) equal to 102.438% of the principal amount of the Notes redeemed, plus the accrued and unpaid interest on the Notes so redeemed. The redemption of the Notes is subject to the satisfaction or waiver of the following conditions precedent: (i) the consummation of the Merger (as defined in the Merger Agreement (as defined below)) and (as and when determined by the Company in its sole and absolute discretion) the other transactions (collectively, including the Merger, the “Transactions”) contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated July 5, 2022, among the Company, Domtar Corporation, a Delaware corporation, Terra Acquisition Sub Inc., a Delaware corporation, Karta Halten B.V., a private limited corporation organized under the laws of the Netherlands, and Paper Excellence B.V., a private limited company organized under the laws of the Netherlands; (ii) the delivery to the Trustee of written notice by the Company (in its sole and absolute discretion) stating that (A) the Transactions have been consummated and (B) the effectiveness of such notice; (iii) the Company having the requisite funds to consummate the redemption following the consummation of the Transactions; and (iv) the Company’s board of directors not having resolved that the redemption is no longer advisable and in the best interests of the Company. Following the redemption, no Notes shall remain outstanding.

The information in this Item 7.01 is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act, if such subsequent filing specifically references this Form 8-K.

Cautionary Statements Regarding Forward-Looking Statements

Statements in this document that are not reported financial results or other historical information of the Company are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, for example, statements included in this document relating to the proposed transaction between the Company and Domtar Corporation; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “see,” “intends,” “continue” and other terms with similar meaning indicating possible future events or potential impact on the Company’s business or its stockholders. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs, and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: uncertainties as to the timing of the proposed transaction; the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; the inability to recover softwood lumber duty refunds in a timely manner or at all; the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; and risks related to diverting management’s attention from the Company’s ongoing business operations. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties with respect to the Company and its business that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. All forward-looking statements in this document are expressly qualified by the cautionary statements contained or referred to above and in the Company’s other filings with the SEC and the Canadian securities regulatory authorities. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: February 14, 2023	By:	/s/ Stephanie Leclaire
	Name:	Stephanie Leclaire
	Title:	Senior Vice President, Corporate Affairs and Chief Legal Officer